UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 24, 2010

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CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)
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PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3750 STATE ROAD, BENSALEM, PA		19020
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 245-9100

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Charming Shoppes, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 24, 2010.  The holders of 106,626,348 shares of our Common Stock, representing 92.03% of the total number of shares outstanding as of the close of business on April 26, 2010 (the record date fixed by our Board of Directors), were present in person or by proxy at the Annual Meeting.  Matters submitted to a vote of security holders at the Annual Meeting and votes cast for each proposal are listed below.  For more information on the proposals, see the information included under the following sections of our Proxy Statement dated May 12, 2010, which are incorporated herein by reference: “DIRECTORS STANDING FOR ELECTION”; “PROPOSAL FOR APPROVAL OF THE CHARMING SHOPPES, INC. 2010 STOCK AWARD AND INCENTIVE PLAN”; “ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS”; and “PROPOSAL FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS”.

•	Each of the following eight nominees to our Board of Directors was elected for a one-year term, with the votes cast as indicated:

				Broker
Director	For	Against	Abstain	Non-Votes

Arnaud Ajdler	90,749,607	1,226,851	0	14,649,890
Michael C. Appel	84,444,041	7,532,417	0	14,649,890
Richard W. Bennet, III	84,449,650	7,526,808	0	14,649,890
James P. Fogarty	90,880,524	1,095,934	0	14,649,890
Michael Goldstein	84,186,482	7,789,976	0	14,649,890
Katherine M. Hudson	90,825,420	1,151,038	0	14,649,890
Bruce J. Klatsky	90,797,346	1,179,112	0	14,649,890
Alan Rosskamm	90,871,038	1,105,420	0	14,649,890

•	The shareholders approved each of the following proposals, with the votes cast as indicated:

				Broker
Proposal	For	Against	Abstain	Non-Votes

Approval of the 2010 Stock Award and Incentive Plan	81,075,612	10,853,722	47,124	14,649,890

Approval of the Advisory Resolution on Executive Compensation (“Say on Pay”)	96,900,876	9,654,752	70,720	0

Ratification of the appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm	104,212,618	2,371,816	41,914	0

Our website (www.charmingshoppes.com) contains a significant amount of information about the Company, including financial and other information for investors (www.charmingshoppes.com/ investors/index.asp).  We encourage investors to visit our website from time to time, as information is updated and new information is posted.

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Item 8.01.  Other Events.

Following the Company’s Annual Meeting of Shareholders on June 24, 2010 the Board of Directors elected Michael Goldstein as the Company’s Chairman of the Board of Directors.  Mr. Goldstein succeeds Alan Rosskamm, the Company’s former Chairman of the Board of Directors, who will continue as a Director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: June 29, 2010	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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